UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 17, 2006

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SUN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

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Delaware	0-22911	65-032364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Coral Way, Miami, Florida 33145

(Address of principal executive offices) (Zip Code)

305-421-6800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

This Current Report on Form 8-K (the “Form 8-K”) of Sun American Bancorp (the “Company”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. The Company’s ability to predict projected results or the effect of events on the Company’s operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Factors that could affect the Company’s assumptions and predictions include, but are not limited to, the risk that (i) loan losses would have a material adverse effect on the Company’s financial condition and operating results; (ii) a decline in the value of the collateral securing the Company’s loans could result in an increase in losses on foreclosure; (iii) the Company’s growth strategy may not be successful; (iv) the geographical concentration of the Company’s business in Florida makes it highly susceptible to local economic and business conditions; (v) changes in interest rates may adversely affect the Company’s financial condition; and (vi) competition from other financial institutions could adversely affect the Company’s profitability and growth. You should not place undue reliance on the Company’s forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statements.

Unless otherwise indicated, we refer to the Company, as we, us, or our, and we refer to the Company’s subsidiary, Sun American Bank, as the bank in Item 1.01 of the Form 8-K.

Item 1.01

Entry into a Material Definitive Agreement.

On May 17, 2006, we, the bank, and Beach Bank, a Florida commercial banking association, referred to as Beach Bank in this Form 8-K, entered into an Asset Acquisition and Assumption Agreement, referred to as the acquisition agreement in this Form 8-K, pursuant to which we and the bank intend to acquire substantially all of the assets, and assume substantially all of the liabilities, of Beach Bank, referred to as the acquisition transaction in this Form 8-K. On May 17, 2006, we issued the press release regarding the acquisition transaction, attached to this Form 8-K as Exhibit 99.1.

Beach Bank is a Florida chartered commercial bank, headquartered in Miami Beach, Florida. At March 31, 2006, based on the unaudited financial information provided by Beach Bank, it had total assets of $119.6 million, deposits of $106.2 million, total loans of $76.2 million and stockholders’ equity of $9.1 million. At March 31, 2006, Beach Bank’s total risk based capital ratio was 12.95%.

Beach Bank commenced operations in May 2002 and offers commercial real estate, lines of credit and term loans to businesses through its branch offices in Miami Beach and Pinecrest, Florida. At March 31, 2006, Beach Bank offered commercial loans to businesses and home equity, auto and boat loans to individuals. Beach Bank’s market area is Dade County located in southeastern Florida. Beach Bank also offers checking, savings and certificates of deposit to its customers.

Beach Bank is regulated by the FDIC and the Florida Division of Banking and its deposits are insured up to applicable limits by the FDIC.

The following is a summary of the material provisions of the acquisition agreement. This summary is qualified in its entirety by reference to the acquisition agreement, which is incorporated by reference in its entirety and attached to this Form 8-K as Exhibit 10.1. We urge you to read the acquisition agreement in its entirety.

Acquisition Transaction Consideration

As provided in the acquisition agreement, the total dollar value of the shares of our common stock to be issued and delivered by us, as consideration for the purchase of the assets and the assumption of the obligations shall be determined by multiplying 2.35 times the book value of Beach Bank calculated based upon the closing balance sheet subject to adjustment, and further determined in accordance with the procedures of the acquisition agreement; provided, however that with respect to the exercised stock or the excess capital, the total dollar value of the shares of our common stock issuable by us in exchange therefore shall be determined by multiplying 1.0 times the book value of such exercised stock or excess capital calculated based upon the closing balance sheet. Notwithstanding anything in the acquisition agreement to the contrary, we may elect to pay up to $100,000 of the acquisition transaction consideration in cash, which shall be delivered to the escrow agent and used to pay certain fees and expenses as provided in the escrow agreement.

The value per share of our common stock to be issued and delivered in the acquisition transaction shall be determined based upon the average closing price per share of our common stock over a twenty (20) trading day period preceding the date of the acquisition agreement; provided that for the purpose of calculating the average closing price of our common stock, the range to be used in the calculation shall be no lower than $4.60 and no higher than $5.15 per share regardless of where our common stock trades during such twenty (20) day period; and, provided further, that the final price, regardless of the averaging process, will be no higher than $5.00 and no lower than $4.60 per share.

Based upon the estimated book value of Beach Bank upon the closing and without giving effect to any closing adjustments required by the acquisition agreement, we estimate that we will issue up to 4,500,000 shares in the acquisition transaction.

Assets Acquired

At the closing, Beach Bank will, validly and effectively, grant, sell, convey and assign to the bank, upon and subject to the terms and conditions of the acquisition agreement, all right, title and interest in and to all the assets, properties and rights, tangible and intangible, which are used in, are necessary for, or otherwise constitute the business of Beach Bank other than excluded assets, and the bank shall assume, subject to the terms and conditions of the acquisition agreement, the assumed obligations, free and clear of all liens, pledges, security interests, charges, claims, restrictions and other encumbrances or defects of title of any nature whatsoever.

Excluded Assets

We shall not acquire the Bank Charter of Beach Bank, and any rights, claims, action, pending or otherwise against any person or under any policy of insurance relating, directly or indirectly, to any regulatory claim, potential regulatory claim or any other matter which could be the subject of any regulatory claim or similar action.

Excluded Liabilities

We will not assume any liability for any fines or penalties relating to or arising from regulatory claims. Other than the assumed obligations, Beach Bank retains all liabilities that relate to the acquired assets or the business of Beach Bank that result from or arise out of any event, occurrence, transaction, action or inaction occurring prior to the closing, including without limitation, liabilities under any “employee pension benefit plan” or “employee welfare benefit plan” any product liability, warranty or other claims arising out of or relating to any service sold by Beach Bank at any time before closing, any claims by any third party under any bulk sales law, and any claims relating to patent or trademark infringement, taxes, workers compensation, real estate or environmental, health or safety matters.

Payment of Acquisition Transaction Consideration

At the closing, we shall issue and deliver to Beach Bank and the escrow agent, as applicable, certificates representing an amount of shares of our common stock equal to (i) the acquisition transaction consideration, divided by (ii) the per share value. We shall also deliver any cash payable with respect to any fractional shares.

Our shares shall be delivered as follows: (i) at closing, we shall deposit 75% of the shares, including up to $100,000 of cash consideration, with the escrow agent to be distributed in accordance with the terms of the acquisition agreement and the escrow agreement and (ii) at closing, we shall deliver to Beach Bank the remaining 25% of the shares, plus any cash payable with respect to any fractional shares. If, between the date of the acquisition agreement and the closing date, (i) our shares of common stock shall be changed (or we establish a record date for changing such shares which is prior to the closing date) into a different number or class of shares by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, (ii) a stock dividend shall be declared (or we establish a record date for such dividend which is prior to the closing date) in respect of our common stock, or (iii) any distribution is made (or we establish a record date for such distribution which is prior to the closing date) in respect of our common stock other than a regular quarterly cash dividend consistent with past practice, proportionate adjustments shall be made to the per share value.

Cash shall be issued in lieu of fractional shares of our common stock in connection with the acquisition transaction pursuant to the formula provided in the acquisition agreement. No later than 60 days following the closing date Beach Bank shall have prepared and delivered to us an audited final consolidated balance sheet of Beach Bank and its subsidiaries as of the date prior to closing.  If any adjustment is required to be made to the closing balance sheet amount and results in an adjustment to the acquisition transaction, then such adjustment shall be reflected in an adjustment to the escrow fund.

Representations and Warranties

The acquisition agreement contains various customary representations and warranties by Beach Bank relating to, among other things:

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organization, valid existence, good standing and similar corporate matters and the accuracy of its books and records;

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the capitalization of Beach Bank;

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the power and authority to execute and deliver the acquisition agreement and to consummate the transactions contemplated thereby and the submission to the Beach Bank’s stockholders to approve the acquisition agreement and to consummate the transactions contemplated thereby;

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absence of consents or approvals of or filings or registrations with any governmental entity;

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absence of violation of any provision of the governance documents of Beach Bank, or any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or absence of a breach of any provision of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation;

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existence of licenses, franchises and permits;

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timely filing of regulatory reports;

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the delivery of Beach Bank’s financial statements and the accuracy of information contained in the financial statements in addition to their conformity with generally accepted accounting principles;

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disclosure of Beach Bank’s deposits;

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broker’s or finder’s fees payable in connection with the acquisition agreement;

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real and personal property owned or leased by Beach Bank;

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Beach Bank’s intellectual property;

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the condition of the fixed assets and equipment;

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the absence of certain changes or events since December 31, 2005;

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the absence of legal proceedings of Beach Bank;

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compliance regarding tax matters;

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matters concerning Beach Bank’s employees;

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good title to each of the assets to be acquired and the sufficiency of these assets to conduct its business;

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disclosure of all material contracts;

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absence of any written agreement, consent agreement or memorandum of understanding any commitment letter or similar undertaking to, any extraordinary supervisory letter from, or any board resolutions at the request of any regulatory agency that restricts the conduct of its business or that in any manner relates to its capital adequacy, its credit policies, its management or its business;

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environmental matters;

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insurance policies held by Beach Bank;

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absence of facts or conditions relating to Beach Bank which would prevent the obtainment of regulatory approvals for the acquisition transaction;

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Beach Bank’s loan portfolio;

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absence of any restrictive provisions;

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absence of any agreement to sell or purchase Beach Bank’s assets;

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absence of misleading or untrue statements of a material fact;

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absence of undisclosed liabilities;

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adequacy of allowance for loan losses;

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compliance with laws;

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absence of material contract defaults; and

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other regulatory matters.

The acquisition agreement contains various customary representations and warranties by us relating to, among other things:

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our organization, valid existence, good standing and similar corporate matters and the accuracy of our books and records;

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our capitalization;

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our power and authority to execute and deliver the acquisition agreement and to consummate the transactions contemplated thereby and the absence of any violation of any provision of our governance documents or any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or no breach of any provision of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation;

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absence of consents or approvals of or filings or registrations with any governmental entity;

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disclosure of our SEC filings;

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filing of our regulatory reports;

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delivery of financial statements;

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absence of broker’s fees payable in connection with the acquisition transaction except as stated in the acquisition agreement;

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absence of certain changes or events;

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material compliance of the prospectus and the registration statement on Form S-4, referred to as Form S-4 in this Form 8-K with the provisions of the Securities Act and the rules and regulations thereunder;

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compliance with laws;

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absence of ownership of Beach Bank common stock; and

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absence of facts or conditions which would prevent the obtainment of regulatory approvals for the acquisition transaction.

Covenants of Beach Bank

During the period from the date of the acquisition agreement and until the closing date, except as expressly contemplated or permitted by the acquisition agreement or with our prior written consent, Beach Bank shall carry on its business in the ordinary course consistent with past practice and shall not:

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seek or accept any infusion of capital from existing or potential shareholders;

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have capital in excess of the greater of (i) that required by the FDIC Cease and Desist Order between the FDIC and Beach Bank dated November 15, 2004 or (ii) the capital reflected in the balance sheet as of March 31, 2006;

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make any capital expenditures other than those which (i) are made in the ordinary course of business or are necessary to maintain existing assets in good repair and (ii) in any event are in an amount of no more than $25,000 in the aggregate;

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enter into any new line of business, or other than in the ordinary course of business consistent with past practices, originate any new kinds of loans or originate any loans not consistent with past practice;

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acquire or agree to acquire, by any manner a substantial equity interest in or a substantial portion of the assets of, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire any assets, other than in connection with foreclosures, settlements in lieu of foreclosure or troubled loan or debt restructurings or in the ordinary course of business consistent with past practices;

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take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in the acquisition agreement being or becoming untrue, or in any of the conditions to the acquisition transaction not being satisfied;

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change its methods of accounting in effect at December 31, 2005, except as required by changes in general accepted accounting principles or regulatory accounting principles;

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adopt, amend, or terminate any employee benefit plan or any agreement, arrangement, plan or policy between Beach Bank or one or more of its current or former directors, officers or employees or any affiliate of any such person, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan or agreement as in effect as of the date of acquisition agreement;

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sell, lease, encumber, assign or otherwise dispose of, any of its material assets, properties or other rights or agreements; or acquire any broker deposits or increase the rates currently paid on Beach Bank’s deposit products, in an amount that exceeds the rates generally paid on similar products by other banking institutions in Beach Bank’s market area;

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incur any indebtedness for borrowed money or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity;

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file any application to relocate or terminate the operations of any of its banking offices;

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create, renew, amend or terminate or give notice of a proposed renewal, amendment or termination of, any contract, agreement or lease for goods, services or office space;

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make any loans, including but not limited to loan purchases and loan participations, that are not on current market terms or at current market rates;

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conduct any loan sales, except in the ordinary course of business;

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take or cause to be taken any action which would or could reasonably be expected to prevent the acquisition transaction from qualifying as a reorganization under Section 368(a) of the Code;

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make or change any election, change an annual accounting period, adopt or change any accounting method, file any amended tax return, enter into any closing agreement, settle any tax claim or assessment, surrender any right to claim a refund of taxes, consent to any extension or waiver of the limitation period applicable to any tax claim or assessment, or take any other similar action relating to the filing of any tax return or the payment of any tax, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action would have the effect of increasing the tax liability or decreasing any tax attribute of Beach Bank; or

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agree to do any of the foregoing, except in the ordinary course of business.

Our Covenants

Except as otherwise contemplated by the acquisition agreement or consented to in writing by Beach Bank, we shall not:

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declare or pay any dividends on or make any other distributions in respect of any of our capital stock;

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create any new classes or series of stocks;

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take any action that is intended or may reasonably be expected to result in any of our representations and warranties set forth in the acquisition agreement being or becoming untrue, or in any of the conditions to the acquisition transaction not being satisfied; or

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take any action or enter into any agreement that could reasonably be expected to jeopardize or materially delay the receipt of any requisite regulatory approval.

Regulatory Matters

With the cooperation of Beach Bank, we shall promptly prepare and file, within 60 days after the filing of the documentation specified in the acquisition agreement, with the SEC the Form S-4 and a proxy statement to obtain approval of an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock. Reasonable best efforts shall be used to have the Form S-4 declared effective and Beach Bank shall thereafter mail the prospectus and its proxy statement to its stockholders.

Reasonable best efforts shall be used to promptly, but in no event later than 30 days following the completion of the due diligence investigation, prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and governmental entities which are necessary or advisable to consummate the transactions contemplated by the acquisition agreement (including without limitation the acquisition transaction).

Access to Information and Due Diligence Investigation

Beach Bank shall make available to us all due diligence information reasonably requested by us. We shall complete our due diligence investigation within 30 days from the date of the acquisition agreement. All non-public information furnished to either party shall be kept confidential and in the event of the termination of the acquisition agreement, each party shall return to the other party upon request all confidential information previously furnished in connection with the transactions contemplated by the acquisition agreement.

Stockholder Meeting

Beach Bank shall take all steps necessary to duly call, give notice of, convene and hold a meeting of its stockholders to be held as soon as is reasonably practicable after the date on which the Form S-4 becomes effective for the purpose of voting upon the approval of the acquisition agreement and the consummation of the transactions contemplated thereby. Beach Bank shall, through its board of directors, subject to its fiduciary duties, recommend to its stockholders approval of the acquisition agreement and the transactions contemplated thereby and such other matters as may be submitted to its stockholders in connection with the acquisition agreement.

Bank Charter

In the event Beach Bank maintains the existence of its Bank Charter, Beach Bank agrees not to allow or cause its Bank Charter to be used, operated or sold to any entity that is owned, controlled or otherwise is affiliated with or by any former Beach Bank director, officer or employee.

Conditions Precedent

The respective obligation of each party to effect the acquisition transaction shall be subject to the satisfaction at or prior to the closing date of the following conditions:

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the acquisition agreement shall have been approved and adopted by the requisite vote of the holders of the outstanding shares of Beach Bank common stock under applicable law, and our shareholders shall approve an amendment to the Amended and Restated Certificate of Incorporation to increase the authorized number of shares;

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our shares of common stock to be issued in the acquisition transaction shall have been authorized for listing on the AMEX;

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all required regulatory approvals shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired;

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the Form S-4 shall have become effective under the Securities Act and no stop order shall have been issued, initiated or threatened by the SEC; and

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no order, injunction or decree issued by any court or agency or prohibition preventing the consummation of the acquisition transaction shall be in effect. No statute, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any governmental entity which prohibits, restricts or makes illegal consummation of the acquisition transaction.

Conditions to Our Obligation

Our obligation to effect the acquisition transaction is also subject to our satisfaction or waiver at or prior to the closing date of the following conditions:

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the representations and warranties of Beach Bank set forth in the acquisition agreement shall be true and correct as of the closing date;

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Beach Bank shall have performed, in all material respects, all obligations required to be performed by it under the acquisition agreement at or prior to the closing date;

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our receipt of a certificate of an executive officer of Beach Bank stating that, to his knowledge, certain conditions have been met;

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each of the outside Beach Bank board members, shall have executed a non-competition agreement;

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we shall have completed our due diligence to our full satisfaction; and

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Beach Bank shall have obtained the consent of the sublessor on the sublease on their main office.

Conditions to Beach Bank’s Obligations

The obligation of Beach Bank to effect the acquisition transaction is also subject to the satisfaction or waiver by Beach Bank at or prior to the closing date of the following conditions:

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our representations and warranties set forth in the acquisition agreement shall be true and correct as of the closing date;

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we shall have performed in all material respects all obligations required to be performed by us under the acquisition agreement at or prior to the closing date; and

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Beach Bank’s receipt of a certificate of an executive officer stating that, to his knowledge, certain conditions have been met.

Termination

The acquisition agreement may be terminated at any time prior to the closing date, whether before or after approval of the matters presented in connection with the acquisition transaction by the stockholders of Beach Bank:

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by mutual consent of the parties;

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by either party upon written notice to the other party (i) 30 days after the date on which any request or application for a requisite regulatory approval shall have been denied or withdrawn at the request or recommendation of the governmental entity, provided, however, that no party shall have the right to terminate the acquisition agreement if such denial or request or recommendation for withdrawal shall be due to the failure of the party seeking to terminate the acquisition agreement or (ii) if any governmental entity of competent jurisdiction shall have issued a final nonappealable order enjoining or otherwise prohibiting the acquisition transaction;

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if the acquisition transaction shall not have been consummated on or before November 30, 2006, unless the failure of the closing to occur by such date shall be due to the failure of the party seeking to terminate the acquisition agreement to perform or observe the covenants and agreements of such party;

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if the approval of the stockholders of Beach Bank required for the consummation of the acquisition transaction shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of such stockholders or at any adjournment or postponement thereof;

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if there shall have been a material breach of any of the representations or warranties set forth in the acquisition agreement on the part of the other party, which breach is not cured within 30 days following written notice to the party committing such breach, or which breach, by its nature, cannot be cured prior to the closing; provided, however, that neither party shall have the right to terminate the acquisition agreement unless the breach of representation or warranty, together with all other such breaches, would entitle the party receiving such representation not to consummate the transactions; or

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if, within 30 days of the execution of this agreement, we determine, in our sole and exclusive discretion, that the results of our due diligence review are not satisfactory or Beach Bank is unable to obtain the sublessor consent, and as a result thereof, it is unable to consummate the acquisition transaction.

Amendment

The acquisition agreement may be amended by written agreement of the parties provided, however, that after any approval of the transactions contemplated by the acquisition agreement by Beach Bank’s stockholders, there may not be, without further approval of such stockholders, any amendment of the acquisition agreement which reduces the amount or changes the form of the consideration to be delivered to Beach Bank stockholders.

Indemnification

Indemnification Obligations of Beach Bank

Beach Bank shall indemnify, defend and hold us, our affiliates, respective directors, officers, employees, representatives and agents harmless  from, against, and in respect of, any and all claims, liabilities, obligations, damages, losses, costs, expenses, penalties, fines and judgments (at equity or at law, including statutory and common) and damages whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys’ fees and expenses) arising out of or relating to the following, such indemnification is our exclusive remedy relating to the acquisition transaction:

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any breach of any representation or warranty or determination by us that any representation and warranty made by Beach Bank in the acquisition agreement or any ancillary document is false;

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any breach of any covenant, agreement or undertaking made by Beach Bank in the acquisition agreement or in any ancillary documents; and

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any liability, obligation or taxes arising from any regulatory claim.

Claims Period

The claims period shall begin on the closing date and terminate on the date that is 48 months following the closing date. Notwithstanding the foregoing, if, prior to the close of business on the last day of the claims period, Beach Bank shall have been properly notified of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity under the acquisition agreement until such claim is finally resolved or disposed of in accordance with the terms of the acquisition agreement.

Liability Limits

The sole and exclusive source of funds for satisfaction of all losses shall be the escrow fund and the liability of Beach Bank shall be limited to: (a) 75% of the acquisition transaction consideration for claims made during the period commencing on the closing date and ending on the six month anniversary of the closing date; (b) 50% of the acquisition transaction consideration for claims made during the period commencing on the date immediately following the six month anniversary of the closing date and ending on the one year anniversary of the closing date; (c) 25% of the acquisition transaction consideration for claims made during the period commencing on the date following the one year anniversary of the closing date and ending on the eighteenth month anniversary of the closing date; (d) 10% of the acquisition transaction consideration for claims made during the period commencing on the date following the eighteenth month anniversary of the closing date and ending on the four year anniversary of the closing date. The escrow fund shall be accordingly reduced to reflect such limitation on liability and our shares held in the escrow fund shall be distributed in accordance with the written instructions of the shareholder representative in accordance with the terms and conditions of the escrow agreement. Any shares remaining in the escrow following the satisfaction of all claims made prior to the four year anniversary of the closing date shall be distributed as provided in the escrow agreement.

Liability Claims Threshold

We shall not make a claim for indemnification unless and until the aggregate amount of such losses exceeds $200,000.00 in which case we may only make claims for indemnification for losses exceeding that amount; provided however, that in the event any of such claims for losses arise from any prior regulatory action against Beach Bank, including but not limited to (i) the Stipulation and Consent to the Issuance of an Order to Cease & Desist with the Federal Deposit Insurance Corporation and the Office of Financial Regulation of the State of Florida dated October 27, 2004,  (ii) any deficiencies in the compliance programs of Beach Bank under the Bank Secrecy Act and the USA Patriot Act, (iii) taxes, and (iv) and any other such regulatory review based claims, shall not be subject to such limitation and Beach Bank shall be responsible for all losses from the first dollar.

Miscellaneous

This Form 8-K, including Exhibits 10.1 and 99.1, shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities. We will file a registration statement and other relevant documents concerning the proposed transaction with the SEC. INVESTORS AND OUR SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

You can obtain a free copy of the registration statement, as well as other filings made or to be made by us with the SEC, at the SEC’s website (http://www.sec.gov). In addition, investors and our security holders may obtain free copies of the documents filed or to be filed by us with the SEC by directing a written request to: Sun American Bancorp, 3400 Coral Way, Miami, Florida 33145, Attention: Robert Nichols.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Asset Acquisition and Assumption Agreement among Sun American Bancorp, Sun American Bank and Beach Bank, dated as of May 17, 2006.
99.1	Press release of Sun American Bancorp, dated May 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN AMERICAN BANCORP
By:	/s/ MICHAEL E. GOLDEN
Name:	Michael E. Golden
Title:	Chief Executive Officer and President

Dated:  May 23, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Acquisition and Assumption Agreement among Sun American Bancorp, Sun American Bank and Beach Bank, dated as of May 17, 2006.
99.1	Press release of Sun American Bancorp, dated May 17, 2006.